                               AMENDMENT NO. 25 TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

     The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the removal of AIM Mid Cap Growth Fund, AIM Premier Equity Fund and AIM Small Company Growth Fund.

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST

   AIM Advantage Health Sciences Fund -    Class A
                                           Class C

   AIM Multi-Sector Fund -                 Class A
                                           Class C
                                           Institutional Class

   AIM Structured Core Fund -              Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Structured Growth Fund -            Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Structured Value Fund -             Class A
                                           Class C
                                           Class R
                                           Institutional Class

AIM EQUITY FUNDS

   AIM Capital Development Fund -          Class A
                                           Class C
                                           Class R
                                           Institutional Class
                                           Investor Class

   AIM Charter Fund -                      Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Constellation Fund -                Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Diversified Dividend Fund -         Class A
                                           Class C
                                           Class R
                                           Institutional Class
                                           Investor Class

   AIM Large Cap Basic Value Fund -        Class A
                                           Class C
                                           Class R
                                           Institutional Class
                                           Investor Class

   AIM Large Cap Growth Fund -             Class A
                                           Class C
                                           Class R
                                           Institutional Class
                                           Investor Class

   AIM Select Basic Value Fund -           Class A
                                           Class C

AIM FUNDS GROUP

   AIM Basic Balanced Fund -               Class A
                                           Class C
                                           Class R
                                           Institutional Class
                                           Investor Class

   AIM European Small Company Fund -       Class A
                                           Class C

   AIM Global Value Fund -                 Class A
                                           Class C
                                           Institutional Class

   AIM International Small Company Fund -  Class A
                                           Class C
                                           Institutional Class

   AIM Mid Cap Basic Value Fund -          Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Select Equity Fund -                Class A
                                           Class C

   AIM Small Cap Equity Fund -             Class A
                                           Class C
                                           Class R
                                           Institutional Class

AIM GROWTH SERIES

   AIM Basic Value Fund -                  Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Conservative Allocation Fund -      Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Global Equity Fund -                Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Growth Allocation Fund -            Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Income Allocation Fund -            Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM International Allocation Fund -     Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Mid Cap Core Equity Fund -          Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Moderate Allocation Fund -          Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Moderate Growth Allocation Fund -   Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Moderately Conservative
      Allocation Fund -                    Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Small Cap Growth Fund -             Class A
                                           Class C
                                           Class R
                                           Institutional Class
                                           Investor Class

AIM INTERNATIONAL MUTUAL FUNDS

   AIM Asia Pacific Growth Fund -          Class A
                                           Class C

   AIM European Growth Fund -              Class A
                                           Class C
                                           Class R
                                           Investor Class

   AIM Global Aggressive Growth Fund -     Class A
                                           Class C

   AIM Global Growth Fund -                Class A
                                           Class C

   AIM International Core Equity Fund -    Class A
                                           Class C
                                           Class R
                                           Institutional Class
                                           Investor Class

   AIM International Growth Fund -         Class A
                                           Class C
                                           Class R
                                           Institutional Class

AIM INVESTMENT FUNDS

   AIM China Fund -                        Class A
                                           Class C
                                           Institutional Class

   AIM Developing Markets Fund -           Class A
                                           Class C
                                           Institutional Class

   AIM Enhanced Short Bond Fund -          Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Global Health Care Fund -           Class A
                                           Class C
                                           Investor Class

   AIM International Bond Fund -           Class A
                                           Class C
                                           Institutional Class

   AIM Japan Fund -                        Class A
                                           Class C
                                           Institutional Class

   AIM Trimark Endeavor Fund -             Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Trimark Fund -                      Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Trimark Small Companies Fund -      Class A
                                           Class C
                                           Class R
                                           Institutional Class

AIM INVESTMENT SECURITIES FUNDS

   AIM Global Real Estate Fund -           Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM High Yield Fund -                   Class A
                                           Class C
                                           Institutional Class
                                           Investor Class

   AIM Income Fund -                       Class A
                                           Class C
                                           Class R
                                           Institutional Class
                                           Investor Class

   AIM Intermediate Government Fund -      Class A
                                           Class C
                                           Class R
                                           Institutional Class
                                           Investor Class

   AIM Limited Maturity Treasury Fund -    Class A
                                           Class A3
                                           Institutional Class

   AIM Money Market Fund -                 AIM Cash Reserve Shares
                                           Class C
                                           Class R
                                           Institutional Class
                                           Investor Class

   AIM Municipal Bond Fund -               Class A
                                           Class C
                                           Investor Class

   AIM Real Estate Fund -                  Class A
                                           Class C
                                           Class R
                                           Institutional Class
                                           Investor Class

   AIM Short Term Bond Fund -              Class A
                                           Class C
                                           Class R
                                           Institutional Class

   AIM Total Return Bond Fund -            Class A
                                           Class C
                                           Class R
                                           Institutional Class

AIM SECTOR FUNDS

   AIM Energy Fund -                       Class A
                                           Class C
                                           Institutional Class
                                           Investor Class

   AIM Financial Services Fund -           Class A
                                           Class C
                                           Investor Class

   AIM Gold & Precious Metals Fund -       Class A
                                           Class C
                                           Investor Class

   AIM Leisure Fund -                      Class A
                                           Class C
                                           Class R
                                           Investor Class

   AIM Technology Fund -                   Class A
                                           Class C
                                           Institutional Class
                                           Investor Class

   AIM Utilities Fund -                    Class A
                                           Class C
                                           Institutional Class
                                           Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS

   AIM Opportunities I Fund -              Class A
                                           Class C

   AIM Opportunities II Fund -             Class A
                                           Class C

   AIM Opportunities III Fund -            Class A
                                           Class C

AIM STOCK FUNDS

   AIM Dynamics Fund -                     Class A
                                           Class C
                                           Class R
                                           Institutional Class
                                           Investor Class

   AIM S&P 500 Index Fund -                Institutional Class
                                           Investor Class

AIM SUMMIT FUND                            Class A
                                           Class C

AIM TAX-EXEMPT FUNDS

   AIM High Income Municipal Fund -        Class A
                                           Class C

   AIM Tax-Exempt Cash Fund -              Class A
                                           Investor Class

   AIM Tax-Free Intermediate Fund -        Class A
                                           Class A3
                                           Institutional Class

AIM TREASURER'S SERIES TRUST

   Premier Portfolio                       Investor Class
   Premier Tax-Exempt Portfolio            Investor Class
   Premier U.S. Government Money
      Portfolio                            Investor Class"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: April 10, 2006

                                           EACH FUND (LISTED ON SCHEDULE A) ON
                                           BEHALF OF THE SHARES OF EACH
                                           PORTFOLIO LISTED ON SCHEDULE A


                                           By: /s/ Robert H. Graham
                                               ---------------------------------
                                               Robert H. Graham
                                               President


                                           A I M DISTRIBUTORS, INC.


                                           By: /s/ Gene L. Needles
                                               ---------------------------------
                                               Gene L. Needles
                                               President